Cash Distributions and Earnings per Unit	6 Months Ended
Jun. 30, 2016
Cash Distributions and Earnings Per Unit [Abstract]
Cash Distributions and Earnings Per Unit
NOTE 15 - CASH DISTRIBUTIONS AND EARNINGS PER UNIT
Navios Partners intends to make distributions to the holders of common units on a quarterly basis, to the extent and as may be declared by the Board and to the extent it has sufficient cash on hand to pay the distribution after the Company establishes cash reserves and pays fees and expenses. There is no guarantee that Navios Partners will pay a quarterly distribution on the common units in any quarter. On February 3, 2016, Navios Partners announced that its board of directors decided to suspend the quarterly cash distributions to its unitholders, including the distribution for the quarter ended December 31, 2015. The amount of any distributions paid under Navios Partners' policy and the decision to make any distribution is determined by its board of directors, taking into consideration the terms of its partnership agreement. The Company is prohibited from making any distributions to unitholders if it would cause an event of default, or an event of default exists, under its existing credit facilities.

There are incentive distribution rights held by the General Partner, which are analyzed as follows:

		Marginal Percentage Interest in Distributions
	Total Quarterly Distribution Target Amount	Common Unitholders	General Partner
Minimum Quarterly Distribution	up to $0.35	98%	2%
First Target Distribution	up to $0.4025	98%	2%
Second Target Distribution	above $0.4025 up to $0.4375	85%	15%
Third Target Distribution	above $0.4375 up to $0.525	75%	25%
Thereafter	above $0.525	50%	50%

The first 98% of the quarterly distribution is paid to all common units holders. The incentive distributions rights (held by the General Partner) apply only after a minimum quarterly distribution of $0.4025.
Navios Partners calculates earnings per unit by allocating reported net income for each period to each class of units based on the distribution waterfall for available cash specified in Navios Partners' partnership agreement, net of the unallocated earnings (or losses). Basic earnings net income per unit is determined by dividing net income by the weighted average number of units outstanding during the period. Diluted earnings per unit is calculated in the same manner as net income per unit, except that the weighted average number of outstanding units increased to include the dilutive effect of outstanding unit options or phantom units. Net loss per unit undistributed is determined by taking the distributions in excess of net income and allocating between common units and general partner units on a 98%-2% basis. There were no options or phantom units outstanding during the six months ended June 30, 2016 and 2015.

The calculations of the basic and diluted earnings per unit are presented below.

	Three Month Period Ended		Six Month Period Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Net (loss)/ income	$(16,807)	$11,355	$(16,598)	$22,234
Earnings attributable to:
Common unit holders	(16,470)	10,555	(16,266)	20,644
Weighted average units outstanding (basic and diluted)
Common unit holders	83,079,710	83,079,710	83,079,710	81,783,895
Earnings per unit (basic and diluted):
Common unit holders	$(0.20)	$0.13	$(0.20)	$0.25
Earnings per unit — distributed (basic and diluted):
Common unit holders	$—	$0.44	$—	$0.90
Loss per unit — undistributed (basic and diluted):

Common unit holders	$(0.20)	$(0.31)	$(0.20)	$(0.65)